UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2021

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359		22-2376465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification Number)

1415 Wyckoff Road,	Wall,	New Jersey	07719
(Address of Principal Executive Offices)

(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01    Other Events
New Jersey Resources Corp. (“NJR”) is filing this Current Report on Form 8-K to retrospectively revise certain financial information and related disclosures included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2020 (“2020 Form 10-K”), which was filed with the U.S. Securities and Exchange Commission (“SEC”) on November 30, 2020.
As previously disclosed in NJR’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2020, NJR changed its method of accounting for federal investment tax credits (“ITCs”) at Clean Energy Ventures from the flow through method to the deferral method, effective October 1, 2020. NJRCEV, which is NJR’s clean energy subsidiary, comprises the Clean Energy Ventures segment and consists of NJR’s capital investments in commercial and residential solar projects.
Prior to the change, NJR recognized ITCs as a reduction of income tax expense in the period that the qualified solar energy property, to which it relates, was placed in service. Effective with the accounting change, NJR records ITCs as a reduction to the carrying value of the related asset when placed in service and recognizes ITCs in earnings as a reduction to depreciation expense over the productive life of the related property.
The deferral method is considered the preferred method per the authoritative guidance as described in ASC 740 – Income Taxes. The change to the deferral method is also consistent with the application of authoritative accounting guidance throughout other reporting segments and promotes proper matching of the benefits of the recognition of the ITC with the expected use of the asset.
To reflect the change in the method of accounting for ITCs from the flow through method to the deferral method, the following Items of the 2020 Form 10-K have been revised retrospectively (which Items are revised as presented in Exhibit 99.1 hereto and incorporated by reference herein):
•Part I, Item 1. Business
•Part II, Item 6. Selected Financial Data
•Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
•Part II, Item 8. Financial Statements and Supplementary Data.
The information included in this Form 8-K is presented for information purposes only in connection with the reporting changes described above and does not amend or restate other information within NJR’s audited consolidated financial statements, which were included in the 2020 Form 10-K. This Form 8-K does not reflect events occurring after NJR filed the 2020 Form 10-K and does not in any way modify or update the disclosures therein, other than to illustrate the changes made based on the changes in accounting for ITCs from the flow through method to the deferral method as described above. For developments subsequent to the filing of the 2020 Form 10-K, refer to NJR’s Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2020, March 31, 2021 and June 30, 2021, as well as other filings NJR files with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2020 Form 10-K and such subsequent filings. All other information in the 2020 Form 10-K remains unchanged.
Cautionary Statements Regarding Forward-Looking Statements
Certain statements contained in this Current Report on Form 8-K, including, without limitation, statements as to management expectations, assumptions and beliefs presented in Part I, Item 1. “Business,” Part II, Item 7. “Management's Discussion and Analysis of Financial Condition and Results of Operations” and in the notes to the financial statements in Part II, Item 8. “Financial Statements and Supplementary Data” are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also be identified by the use of forward-looking terminology such as “anticipate,” “estimate,” “may,” “could,” “might,” “intend,” “expect,” “believe,” “will” “plan,” or “should,” or comparable terminology and are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect on us. There can be no assurance that future developments will be in accordance with management's expectations, assumptions or beliefs, or that the effect of future developments on us will be those anticipated by management.
We caution readers that the expectations, assumptions and beliefs that form the basis for forward-looking statements regarding customer growth, customer usage, qualifications for ITCs, RECs, future rate case proceedings, financial condition, results of operations, cash flows, capital requirements, future capital expenditures, market risk, effective tax rate and other matters for fiscal 2021 and thereafter include many factors that are beyond our ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets.
Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this filing is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events. The factors that could cause actual results to differ materially from our expectations, assumptions and beliefs include, but are not limited to, those discussed in Item 1A. Risk Factors of our 2020 Form 10-K, as well as the following:
•risks related to the impact of COVID-19 on business operations, financial performance and condition and cash flows;
•our ability to obtain governmental and regulatory approvals, land-use rights, electric grid connection (in the case of clean energy projects) and/or financing for the construction, development and operation of our unregulated energy investments, pipeline transportation systems and NJNG and Storage and Transportation infrastructure projects, including PennEast and Adelphia Gateway, in a timely manner;
•risks associated with our investments in clean energy projects, including the availability of regulatory incentives and federal tax credits, the availability of viable projects, our eligibility for ITCs, the future market for SRECs and electricity prices, our ability to complete construction of the projects and operational risks related to projects in service;
•risks associated with acquisitions and the related integration of acquired assets with our current operations, including the acquisition of Adelphia Gateway and Leaf River;
•our ability to comply with current and future regulatory requirements;
•volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG’s BGSS incentive programs, our Energy Services segment operations and our risk management efforts;
•the performance of our subsidiaries;
•access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply;
•the level and rate at which NJNG’s costs and expenses are incurred and the extent to which they are approved for recovery from customers through the regulatory process, including through future base rate case filings;
•the impact of a disallowance of recovery of environmental-related expenditures and other regulatory changes;
•the regulatory and pricing policies of federal and state regulatory agencies;
•operating risks incidental to handling, storing, transporting and providing customers with natural gas;
•demographic changes in our service territory and their effect on our customer growth;
•changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company;
•the impact of volatility in the equity and credit markets on our access to capital;
•our ability to comply with debt covenants;
•the results of legal or administrative proceedings with respect to claims, rates, environmental issues, natural gas cost prudence reviews and other matters;
•risks related to cyberattacks or failure of information technology systems;
•the impact to the asset values and resulting higher costs and funding obligations of our pension and postemployment benefit plans as a result of potential downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act;
•commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties, and liquidity in the wholesale energy trading market;
•accounting effects and other risks associated with hedging activities and use of derivatives contracts;
•our ability to optimize our physical assets;
•weather and economic conditions;
•the costs of compliance with present and future environmental laws, potential climate change-related legislation or any legislation resulting from the 2019 New Jersey Energy Master Plan;
•uncertainties related to litigation, regulatory, administrative or environmental proceedings;
•changes to tax laws and regulations;
•any potential need to record a valuation allowance for our deferred tax assets;
•the impact of natural disasters, terrorist activities and other extreme events on our operations and customers;
•risks related to our employee workforce and succession planning;
•risks associated with the management of our joint ventures and partnerships; and
•risks associated with keeping pace with technological change.
While we periodically reassess material trends and uncertainties affecting our results of operations and financial condition in connection with the preparation of management's discussion and analysis of results of operations and financial condition contained in our Quarterly and Annual Reports on Form 10-Q and Form 10-K, respectively, we do not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number     Exhibit Description
23.1*    Consent of Deloitte & Touche LLP
99.1*    Updates, where applicable, to Part I, Item 1. Business, Part II, Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 8. Financial Statements and Supplementary Data from NJR’s Annual Report on Form 10-K for the year ended September 30, 2020, as filed with the U.S. Securities and Exchange Commission on November 30, 2020

101*    Interactive Data File (Financial statements from NJR’s Annual Report on Form 10-K for the year ended September 30, 2020, as retrospectively revised to reflect the change in the method of accounting for ITCs, furnished in iXBRL (Inline eXtensible Business Reporting Language))
104    Cover Page Interactive Data File included in Exhibit 101
    * Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: September 24, 2021	By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and Chief Financial Officer